AMENDED AND RESTATED BYLAWS
OF
WESTERN ASSET MANAGED HIGH INCOME
FUND INC.

BYLAW-One:	NAME OF COMPANY,
LOCATION OF OFFICES AND SEAL.
              Article 1.1.	Name.  The
name of the Company is Western
Asset Managed High Income Fund Inc.
              Article 1.2.	Principal
Offices.  The principal office of
the Company in the State of
Maryland shall be located in
Baltimore, Maryland.  The Company
may, in addition, establish and
maintain such other offices and
places of business within or
outside the State of Maryland as
the Board of Directors may from
time to time determine.
              Article 1.3.	Seal.  The
corporate seal of the Company shall
be circular in form and shall bear
the name of the Company, the year
of its incorporation and the words
"Corporate Seal, Maryland."  The
form of the seal shall be subject
to alteration by the Board of
Directors and the seal may be used
by causing it or a facsimile to be
impressed or affixed or printed or
otherwise reproduced.  Any Officer
or Director of the Company shall
have authority to affix the
corporate seal of the Company to
any document requiring the same.
BYLAW-Two:	STOCKHOLDERS.
              Article 2.1.	Place of
Meeting.  All meetings of the
Stockholders shall be held at such
place within the United States,
whether within or outside the State
of Maryland, as the Board of
Directors shall determine which
shall be stated in the notice of
the meeting or in a duly executed
waiver of notice thereof.
              Article 2.2.	Annual
Meeting.  The annual meeting of the
Stockholders of the Company shall
be held at such place as the Board
of Directors shall select on such
date, during the 31-day period
ending five months after the end of
the Company's fiscal year, as may
be fixed by the Board of Directors
each year, at which time the
stockholders shall elect Directors
by plurality vote, and transact
such other business as may properly
come before the meeting.  Any
business of the Company may be
transacted at the annual meeting
without being specially designated
in the notice except as otherwise
provided by statute, by the
Articles of Incorporation or by
these Bylaws.
              Article 2.3.	Special
Meetings.  Special meetings of the
Stockholders for any purpose or
purposes, unless otherwise
prescribed by statute or by the
Articles of Incorporation, may be
called by resolution of the Board
of Directors or by the President,
and shall be called by the
Secretary at the request of a
majority of the Board of Directors
or at the request, in writing, of
Stockholders owning at least 25% of
the votes entitled to be cast at
the meeting upon payment by such
Stockholders to the Company of the
reasonably estimated coat of
preparing and mailing a notice of
the meeting (which estimated cost
shall be provided to such
Stockholders by the Secretary of
the Company).  Notwithstanding the
foregoing, unless requested by
Stockholders entitled to cast a
majority of the votes entitled to
be cast at the meeting, a special
meeting of the Stockholders need
not be called at the request of
Stockholders to consider any matter
that is substantially the same as a
matter voted on at any special
meeting of the Stockholders held
during the preceding 12 months.  A
written request shall state the
purpose or purposes of the proposed
meeting.
              Article 2.4.	Notice.
Written notice of every meeting of
Stockholders, stating the purpose
or purposes for which the meeting
is called, the time when and the
place where it is to be held, shall
be served, either personally or by
mail, not less than ten nor more
than ninety days before the
meeting, upon each Stockholder as
of the record date fixed for the
meeting who is entitled to notice
of or to vote at such meeting.  If
mailed (i) such notice shall be
directed to a Stockholder at his
address as it shall appear on the
books of the Company (unless he
shall have filed with the Transfer
Agent of the Company a written
request that notices intended for
him be mailed to some other
address, in which case it shall be
mailed to the address designated in
such request) and (ii) such notice
shall be deemed to have been given
as of the date when it is deposited
in the United States mail with
first-class postage thereon
prepaid.
              Article 2.5.	Notice of
Stockholder Business.  At any
annual or special meeting of the
Stockholders, only such business
shall be conducted as shall have
been properly brought before the
meeting.  To be properly brought
before an annual meeting, the
business must be (i) (A) specified
in the notice of meeting (or any
supplement thereto) given by or at
the direction of the Board of
Directors, (B) otherwise properly
brought before the meeting by or at
the direction of the Board of
Directors, or (C) otherwise
properly brought before the meeting
by a Stockholder in accordance with
the paragraphs below and (ii) a
proper subject under applicable law
for Stockholder action.  To be
properly brought before a special
meeting, the business must be (i)
(A) specified in the notice of
meeting (or any supplement thereto)
given by or at the direction of the
Board of Directors, or (B)
otherwise properly brought before
the meeting by or at the direction
of the Board of Directors and (ii)
a proper subject under applicable
law for Stockholder action.
              For any Stockholder
proposal to be presented in
connection with an annual meeting
of Stockholders of the Company
(other than proposals made under
Rule 14a-8 of the Securities
Exchange Act of 1934, as amended
(the "Exchange Act")), including
any proposal relating to the
nomination of a director to be
elected to the Board of Directors
of the Company, the Stockholder
must have given timely notice
thereof in writing to the Secretary
of the Company.  To be timely, a
Stockholder's notice shall be
delivered to the Secretary at the
principal executive offices of the
Company not less than 60 days nor
more than 90 days prior to the
first anniversary of the preceding
year's annual meeting; provided,
however, that in the event that the
date of the annual meeting is
advanced by more than 30 days or
delayed by more than 60 days from
such anniversary date, notice by
the Stockholder to be timely must
be so delivered not earlier than
the 90th day prior to such annual
meeting and not later than the
close of business on the later of
the 60th day prior to such annual
meeting or the tenth day following
the day on which public
announcement of the date of such
meeting is first made.
              Such Stockholder's
notice shall set forth (a) as to
each person whom the Stockholder
proposes to nominate for election
or re-election as a director all
information relating to such person
that is required to be disclosed in
solicitations of proxies for
election of directors, or is
otherwise required, in each case
pursuant to Regulation 14A under
the  Exchange Act (including such
person's written consent to being
named  in the proxy  statement as a
nominee and to serving as a
director if elected); (b) as to any
other business that the Stockholder
proposes to bring before the
meeting, a brief description of the
business desired to be brought
before the meeting, the reasons for
conducting such business at the
meeting and any material interest
in such business of such
Stockholder and of the beneficial
owner, if any, on whose behalf the
proposal is made; and (c) as to the
Stockholder giving the notice and
the beneficial owner, if any, on
whose behalf the nomination or
proposal is made, (i) the name and
address of such Stockholder, as
they appear on the Company's books,
and of such beneficial owner and
(ii) the class and number of shares
of stock of the Company which are
owned beneficially and of record by
such Stockholder and such
beneficial owner.
              Notwithstanding
anything in these Bylaws to the
contrary, no business shall be
conducted at any annual or special
meeting except in accordance with
the procedures set forth in this
Article 2.5.  The chairman of the
annual or special meeting shall, if
the facts warrant, determine and
declare to the meeting that
business was not properly brought
before the meeting in accordance
with the provisions of this Article
2.5, and, if he should so
determine, he shall so declare to
the meeting that any such business
not properly brought before the
meeting shall not be considered or
transacted.
              Article 2.6.	Quorum.
The holders of a majority of the
stock issued and outstanding and
entitled to vote, present in person
or represented by proxy, shall be
requisite and shall constitute a
quorum at all meetings of the
Stockholders for the transaction of
business except as otherwise
provided by statute, by the
Articles of Incorporation or by
these Bylaws.  If a quorum shall
not be present or represented, the
Stockholders entitled to vote
thereat, present in person or
represented by proxy, shall have
the power to adjourn the meeting
from time to time, without notice
other than announcement at the
meeting, to a date not more than
120 days after the original record
date, until a quorum shall be
present or represented.  At such
adjourned meeting, at which a
quorum shall be present or
represented, any business which
might have been transacted at the
original meeting may be transacted.
              Article 2.7.	Vote of the
Meeting.  When a quorum is present
or represented at any meeting, the
vote of the holders of a majority
of the votes cast shall decide any
question brought before such
meeting (except for the election of
directors which shall be by
plurality vote), unless the
question is one upon which, by
express provisions of applicable
statutes, the Articles of
Incorporation or of these Bylaws, a
different vote is required, in
which case such express provisions
shall govern and control the
decision of such question.
              Article 2.8.	Voting
Rights of Stockholders.  Each
Stockholder of record having the
right to vote shall be entitled at
every meeting of the Stockholders
of the Company to one vote for each
share of stock having voting power
standing in the name of such
Stockholder on the books of the
Company on the record date fixed in
accordance with Article 6.5 of
these Bylaws, with pro rata voting
rights for any fractional shares,
and such votes may be cast either
in person or by written proxy.
              Article 2.9.	Organizatio
n.  At every meeting of the
Stockholders, the Chairman of the
Board, or in his absence or
inability to act, a chairman chosen
by the Stockholders, shall act as
chairman of the meeting.  The
Secretary, or in his absence or
inability to act, a person
appointed by the chairman of the
meeting, shall act as secretary of
the meeting and keep the minutes of
the meeting.
              Article 2.10.	Proxies.
Every proxy must be executed in
writing by the Stockholder or by
his duly authorized attorney-in-
fact.  No proxy shall be valid
after the expiration of eleven
months from the date of its
execution unless it shall have
specified therein its duration.
Every proxy shall be revocable at
the pleasure of the person
executing it or of his personal
representatives or assigns.
Proxies shall be delivered prior to
the meeting to the Secretary of the
Company or to the person acting as
Secretary of the meeting before
being voted.  A proxy with respect
to stock held in the name of two or
more persons shall be valid if
executed by one of them unless, at
or prior to exercise of such proxy,
the Company receives a specific
written notice to the contrary from
any one of them.  A proxy
purporting to be executed by or on
behalf of a Stockholder shall be
deemed valid unless challenged at
or prior to its exercise.
              Article 2.11.	Stock
Ledger and List of Stockholders.
It shall be the duty of the
Secretary or Assistant Secretary of
the Company to cause an original or
duplicate stock ledger to be
maintained at the office of the
Company's Transfer Agent.
              Article 2.12.	Action
without Meeting.  Any action to be
taken by Stockholders may be taken
without a meeting if (1) all
Stockholders entitled to vote on
the matter consent to the action in
writing, (2) all Stockholders
entitled to notice of the meeting
but not entitled to vote at it sign
a written waiver of any right to
dissent and (3) said consents and
waivers are filed with the records
of the meetings of Stockholders.
Such consent shall be treated for
all purposes as a vote at a
meeting.
BYLAW-Three:	 BOARD OF DIRECTORS.
              Article 3.1.	General
Powers.  Except as otherwise
provided in the Articles of
Incorporation, the business and
affairs of the Company shall be
managed under the direction of the
Board of Directors.  All powers of
the Company may be exercised by or
under authority of the Board of
Directors except as conferred on or
reserved to the Stockholders by
law, by the Articles of
Incorporation or by these Bylaws.
              Article 3.2.	Board of
Three to Twelve Directors.  The
Board of Directors shall consist of
not less than three (3) nor more
than twelve (12) Directors;
provided that if there are less
than three stockholders, the number
of Directors may be less than three
but not less than the number of
stockholders.  Directors need not
be Stockholders.  The majority of
the entire Board of Directors shall
have power from time to time, and
at any time when the Stockholders
as such are not assembled in a
meeting, regular or special, to
increase or decrease the number of
Directors.  If the number of
Directors is increased, the
additional Directors may be elected
by a majority of the Directors in
office at the time of the increase.
If such additional Directors are
not so elected by the Directors in
office at the time they increase
the number of places on the Board,
then the additional Directors shall
be elected or reelected by the
Stockholders at their next annual
meeting or at an earlier special
meeting called for that purpose.
              Beginning with the
first annual meeting of
stockholders held after the initial
public offering of the shares of
the Company (the "initial annual
meeting"), the Board of Directors
shall be divided into three
classes:  Class I, Class II and
Class III.  The terms of office of
the classes of Directors elected at
the initial annual meeting shall
expire at the times of the annual
meetings of the Stockholders as
follows:  Class I on the next
annual meeting, Class II on the
second next annual meeting and
Class III on the third next annual
meeting, or thereafter in each case
when their respective successors
are elected and qualified.  At each
subsequent annual election, the
Directors chosen to succeed those
whose terms are expiring shall be
identified as being of the same
class as the Directors whom they
succeed, and shall be elected for a
term expiring at the time of the
third succeeding annual meeting of
Stockholders, or thereafter in each
case when their respective
successors are elected and
qualified.  The number of
directorships shall be apportioned
among the classes so as to maintain
the classes as nearly equal in
number as possible.
              Article 3.3.	Director
Nominations.
              (a)	Only persons who
are nominated in accordance with
the procedures set forth in this
Article 3.3 shall be eligible for
election or re-election as
Directors.  Nominations of persons
for election or re-election to the
Board of Directors of the Company
may be made at a meeting of
Stockholders by or at the direction
of the Board of Directors or by any
Stockholder of the Company who is
entitled to vote for the election
of such nominee at the meeting and
who complies with the notice
procedures set forth in this
Article 3.3.
              (b)	Such nominations,
other than those made by or at the
direction of the Board of
Directors, shall be made pursuant
to timely notice delivered in
writing to the Secretary of the
Company.  To be timely, any such
notice by a Stockholder must be
delivered to or mailed and received
at the principal executive offices
of the Company not later than 60
days prior to the meeting;
provided, however, that if less
than 70 days' notice or prior
public disclosure of the date of
the meeting given or made to
Stockholders, any such notice by a
Stockholder to be timely must be so
received not later than the close
of business on the 10th day
following the day on which notice
of the date of the meeting was
given or such public disclosure was
made.
              (c)	Any such notice
by a Stockholder shall set forth
(i) as to each person whom the
Stockholder proposes to nominate
for election or re-election as a
Director, (A) the name, age,
business address and residence
address of such person, (B) the
principal occupation or employment
of such person, (C) the class and
number of shares of the capital
stock of the Company which are
beneficially owned by such person
and (D) any other information
relating to such person that is
required to be disclosed in
solicitations of proxies for the
election of Directors pursuant to
Regulation 14A under the Securities
Exchange Act of 1934 or any
successor regulation thereto
(including without limitation such
person's written consent to being
named in the proxy statement as a
nominee and to serving as a
Director if elected and whether any
person intends to seek
reimbursement from the Company of
the expenses of any solicitation of
proxies should such person be
elected a Director of the Company);
and (ii) as to the Stockholder
giving the notice (A) the name and
address, as they appear on the
Company's books, of such
Stockholder and (B) the class and
number of shares of the capital
stock of the Company which are
beneficially owned by such
Stockholder.  At the request of the
Board of Directors any person
nominated by the Board of Directors
for election as a Director shall
furnish to the Secretary of the
Company that information required
to be set forth in a Stockholder's
notice of nomination which pertains
to the nominee.
              (d)	If a notice by a
Stockholder is required to be given
pursuant to this Article 3.3, no
person shall be entitled to receive
reimbursement from the Company of
the expenses of a solicitation of
proxies for the election as a
Director of a person named in such
notice unless such notice states
that such reimbursement will be
sought from the Company.  The
Chairman of the meeting shall, if
the facts warrant, determine and
declare to the meeting that a
nomination was not made in
accordance with the procedures
prescribed by the Bylaws, and, if
he should so determine, he shall so
declare to the meeting and the
defective nomination shall be
disregarded for all purposes.
              Article 3.4.	Vacancies.
Subject to the provisions of the
Investment Company Act of 1940, as
amended, if the office of any
Director or Directors becomes
vacant for any reason (other than
an increase in the number of
Directors), the Directors in
office, although less than a
quorum, shall continue to act and
may choose a successor or
successors by majority vote, who
shall hold office until the next
election of Directors.  A majority
of the entire Board of Directors
then in office may fill a vacancy
which results from an increase in
the number of Directors.
              Article 3.5.	Removal.
At any meeting of Stockholders duly
called and at which a quorum is
present, the Stockholders may, by
the affirmative vote of the holders
of at least three-fourths of the
votes entitled to be cast thereon,
remove any Director or Directors
from office, with or without cause,
and may elect a successor or
successors to fill any resulting
vacancies for the unexpired term of
the removed Director.
              Article 3.6.	Resignation
..  A Director may
resign at any time by giving
written notice of his resignation
to the Board of Directors or the
Chairman of the Board or the
Secretary of the Company.  Any
resignation shall take effect at
the time specified in it or, should
the time when it is to become
effective not be specified in it,
immediately upon its receipt.
Acceptance of a resignation shall
not be necessary to make it
effective unless the resignation
states otherwise.
              Article 3.7.	Place of
Meetings.  The Directors may hold
their meetings at the principal
office of the company or at such
other places, either within or
outside the State of Maryland, as
they may from time to time
determine.
              Article 3.8.	Regular
Meetings.  Regular meetings of the
Board may be held at such date and
time as shall from time to time be
determined by resolution of the
Board.
              Article 3.9.	Special
Meetings.  Special meetings of the
Board may be called by order of the
Chairman of the Board on one day's
notice given to each Director
either in person or by mail,
telephone, telegram, cable or
wireless to each Director at his
residence or regular place of
business.  Special meetings will be
called by the Chairman or Vice
Chairman, if any, of the Board or
Secretary in a like manner on the
written request of a majority of
the Directors.
              Article 3.10.	Quorum.  At
all meetings of the Board, the
presence of one-third of the number
of Directors then in office (but
not less than two Directors) shall
be necessary to constitute a quorum
and sufficient for the transaction
of business, and any act of a
majority present at a meeting at
which there is a quorum shall be
the act of the Board of Directors,
except as may be otherwise
specifically provided by statute,
by the Articles of Incorporation or
by these Bylaws.  If a quorum shall
not be present at any meeting of
Directors, the Directors present
thereat may adjourn the meeting
from time to time, without notice
other than announcement at the
meeting, until a quorum shall be
present.
              Article 3.11.	Organizatio
n.  The Board of Directors shall
designate one of its members to
serve as Chairman of the Board.
The Chairman of the Board shall be
Chief Executive Officer of the
Company, shall preside at all
meetings of the stockholders and
the Board of Directors and shall
have the same powers and duties as
those of the President.  In the
absence or inability of the
Chairman of the Board to act,
another Director chosen by a
majority of the Directors present
shall act as chairman of the
meeting and preside at the meeting.
The Secretary (or, in his absence
or inability to act, any person
appointed by the chairman) shall
act as secretary of the meeting and
keep the minutes of the meeting.
              Article 3.12.	Informal
Action by Directors and Committees.
Any action required or permitted to
be taken at any meeting of the
Board of Directors or of any
committee thereof may, except as
otherwise required by statute, be
taken without a meeting if a
written consent to such action is
signed by all members of the Board,
or of such committee, as the case
may be, and filed with the minutes
of the proceedings of the Board or
committee.  Subject to the
Investment Company Act of 1940, as
amended, members of the Board of
Directors or a committee thereof
may participate in a meeting by
means of a conference telephone or
similar communications equipment if
all persons participating in the
meeting can hear each other at the
same time.
              Article 3.13.	Executive
Committee.  There may be an
Executive Committee of two or more
Directors appointed by the Board
who may meet at stated times or on
notice to all by any of their own
number.  The Executive Committee
shall consult with and advise the
Officers of the Company in the
management of its business and
exercise such powers of the Board
of Directors as may be lawfully
delegated by the Board of
Directors.  Vacancies shall be
filled by the Board of Directors at
any regular or special meeting.
The Executive Committee shall keep
regular minutes of its proceedings
and report the same to the Board
when required.
              Article 3.14.	Audit
Committee.  There shall be an Audit
Committee of two or more Directors
who are not "interested persons" of
the Company (as defined in the
Investment Company Act of 1940, as
amended) appointed by the Board who
may meet at stated times or on
notice to all by any of their own
number.  The Committee's duties
shall include reviewing both the
audit and other work of the
Company's independent accountants,
recommending to the Board of
Directors the independent
accountants to be retained, and
reviewing generally the maintenance
and safekeeping of the Company's
records and documents.
              Article 3.15.	Other
Committees.  The Board of Directors
may appoint other committees which
shall in each case consist of such
number of members (but not less
than two) and shall have and may
exercise, to the extent permitted
by law, such powers as the Board
may determine in the resolution
appointing them.  A majority of all
members of any such committee may
determine its action, and fix the
time and place of its meetings,
unless the Board of Directors shall
otherwise provide.  The Board of
Directors shall have power at any
time to change the members and, to
the extent permitted by law, to
change the powers of any such
committee, to fill vacancies and to
discharge any such committee.
              Article 3.16.	Compensatio
n of Directors.  The Board may, by
resolution, determine what
compensation and reimbursement of
expenses of attendance at meetings,
if any, shall be paid to Directors
in connection with their service on
the Board.  Nothing herein
contained shall be construed to
preclude any Director from serving
the Company in any other capacity
or from receiving compensation
therefor.
BYLAW-Four:	OFFICERS.
              Article 4.1.	Officers.
The Officers of the Company shall
be fixed by the Board of Directors
and shall include a President,
Secretary and Treasurer.  Any two
offices may be held by the same
person except the offices of
President and Vice President.  A
person who holds more than one
office in the Company may not act
in more than one capacity to
execute, acknowledge or verify an
instrument required by law to be
executed, acknowledged or verified
by more than one officer.
              Article 4.2.	Appointment
of Officers.  The Directors shall
appoint the Officers, who need not
be members of the Board.
              Article 4.3.	Additional
Officers.  The Board may appoint
such other Officers and agents as
it shall deem necessary who shall
exercise such powers and perform
duties as shall be determined from
time to time by the Board.
              Article 4.4.	Salaries of
Officers.  The salaries of all
Officers of the Company shall be
fixed by the Board of Directors.
              Article 4.5.	Term,
Removal, Vacancies.  The Officers
of the Company shall serve at the
pleasure of the Board of Directors
and hold office for one year and
until their successors are chosen
and qualify in their stead.  Any
Officer elected or appointed by the
Board of Directors may be removed
at any time by the affirmative vote
of a majority of the Directors.  If
the office of any Officer becomes
vacant for any reason, the vacancy
shall be filled by the Board of
Directors.
              Article 4.6.	President.
The President shall have, subject
to the control of the Board of
Directors, general charge of the
business and affairs of the
Company, and may employ and
discharge employees and agents of
the Company, except those appointed
by the Board, and he may delegate
these powers.
              Article 4.7.	Vice
President.  Any Vice President
shall, in the absence or disability
of the President, perform the
duties and exercise the powers of
the President and shall perform
such other duties as the Board of
Directors shall prescribe.
              Article 4.8.	Treasurer.
The Treasurer shall have the
custody of the corporate funds and
securities and shall keep full and
accurate accounts of receipts and
disbursements in books belonging to
the Company and shall deposit all
moneys and other valuable effects
in the name and to the credit of
the Company in such depositories as
may be designated by the Board of
Directors.  He shall disburse the
funds of the Company as may be
ordered by the Board, taking proper
vouchers for such disbursements,
and shall render to the Chairman of
the Board and Directors at the
regular meetings of the Board, or
whenever they may require it an
account of the financial condition
of the Company.
              Any Assistant Treasurer
may perform such duties of the
Treasurer as the Treasurer or the
Board of Directors may assign, and,
in the absence of the Treasurer,
may perform all the duties of the
Treasurer.
              Article 4.9.	Secretary.
The secretary shall attend meetings
of the Board and meetings of the
Stockholders and record all votes
and the minutes of all proceedings
in a book to be kept for that
purpose, and shall perform like
duties for the Executive Committee
of the Board when required.  He
shall give or cause to be given
notice of all meetings of
Stockholders and special meetings
of the Board of Directors and shall
perform such other duties as may be
prescribed by the Board of
Directors.  He shall keep in safe
custody the seal of the Company and
affix it to any instrument when
authorized by the Board of
Directors.
              Any Assistant Secretary
may perform such duties of the
Secretary as the Secretary or the
Board of Directors may assign, and,
in the absence of the Secretary,
may perform all the duties of the
Secretary.
              Article 4.10.	Subordinate
Officers.  The Board of Directors
from time to time may appoint such
other officers or agents as it may
deem advisable, each of whom shall
serve at the pleasure of the Board
of Directors and have such title,
hold office for such period, have
such authority and perform such
duties as the Board of Directors
may determine.  The Board of
Directors from time to time may
delegate to one or more officers or
agents the power to appoint any
such subordinate officers or agents
and to prescribe their respective
rights, terms of office,
authorities and duties.
              Article 4.11.	Surety
Bonds.  The Board of Directors may
require any officer or agent of the
Company to execute a bond
(including, without limitation, any
bond required by the Investment
Company Act of 1940, as amended,
and the rules and regulations of
the Securities and Exchange
Commission) to the Company in such
sum and with such surety or
sureties as the Board of Directors
may determine, conditioned upon the
faithful performance of his duties
to the Company, including
responsibility for negligence and
for the accounting of any of the
Company's property, funds or
securities that may come into his
hands.
BYLAW-Five:	GENERAL PROVISIONS.
              Article 5.1.	Waiver of
Notice.  Whenever the Stockholders
or the Board of Directors are
authorized by statute, the
provisions of the Articles of
Incorporation or these Bylaws to
take any action at any meeting
after notice, such notice may be
waived, in writing, before or after
the holding of the meeting, by the
person or persons entitled to such
notice, or, in the case of a
Stockholder, by his duly authorized
attorney-in-fact.
              Article 5.2.	Indemnity.
              (a)	The Company shall
indemnify its directors to the
fullest extent that indemnification
of directors is permitted by the
Maryland General Corporation Law.
The Company shall indemnify its
officers to the same extent as its
directors and to such further
extent as is consistent with law.
The Company shall indemnify its
directors and officers who, while
serving as directors or officers,
also serve at the request of the
Company as a director, officer,
partner, trustee, employee, agent
or fiduciary of another
corporation, partnership, joint
venture, trust, other enterprise or
employee benefit plan to the
fullest extent consistent with law.
The indemnification and other
rights provided by this Article
shall continue as to a person who
has ceased to be a director or
officer and shall inure to the
benefit of the heirs, executory and
administrators of such a person.
This Article shall not protect any
such person against any liability
to the Company or any Stockholder
thereof to which such person would
otherwise be subject by reason of
willful misfeasance, bad faith,
gross negligence or reckless
disregard of the duties involved in
the conduct of his office
("disabling conduct").
              (b)	Any current or
former director or officer of the
Company seeking indemnification
within the scope of this Article
shall be entitled to advances from
the Company for payment of the
reasonable expenses incurred by him
in connection with the matter as to
which he is seeking indemnification
in the manner and to the fullest
extent permissible under the
Maryland General Corporation Law.
The person seeking indemnification
shall provide to the Company a
written affirmation of his good
faith belief that the standard of
conduct necessary for
indemnification by the Company has
been met and a written undertaking
to repay any such advance if it
should ultimately be determined
that the standard of conduct has
not been met.  In addition, at
least one of the following
additional conditions shall be met:
(i) the person seeking
indemnification shall provide
security in form and amount
acceptable to the Company for his
undertaking; (ii) the Company is
insured against losses arising by
reason of the advance, or (iii) a
majority of a quorum of directors
of the Company who are neither
"interested persons" as defined in
Section 2(a)(19) of the Investment
Company Act of 1940, as amended,
nor parties to the proceeding
("disinterested non-party
directors"), or independent legal
counsel, in a written opinion,
shall have determined, based on a
review of facts readily available
to the Company at the time the
advance is proposed to be made,
that there is reason to believe
that the person seeking
indemnification will ultimately be
found to be entitled to
indemnification.
              (c)	At the request of
any person claiming indemnification
under this Article, the Board of
Directors shall determine, or cause
to be determined, in a manner
consistent with the Maryland
General Corporation Law, whether
the standards required by this
Article have been met.
Indemnification shall be made only
following (i) a final decision on
the merits by a court or other body
before whom the proceeding was
brought that the person to be
indemnified was not liable by
reason of disabling conduct or (ii)
in the absence of such a decision,
a reasonable determination, based
upon a review of the facts, that
the person to be indemnified was
not liable by reason of disabling
conduct by (i) the vote of a
majority of a quorum of
disinterested non-party directors
or (ii) an independent legal
counsel in a written opinion.
              (d)	Employees and
agents who are not officers or
directors of the Company may be
indemnified, and reasonable
expenses may be advanced to such
employees or agents, as may be
provided by action of the Board of
Directors or by contract, subject
to any limitations imposed by the
investment Company Act of 1940.
              (e)	The Board of
Directors may make further
provision consistent with law for
indemnification and advance of
expenses to directors, officers,
employees and agents by resolution,
agreement or otherwise.  The
indemnification provided by this
Article shall not be deemed
exclusive of any other right, with
respect to indemnification or
otherwise, to which those seeking
indemnification may be entitled
under any insurance or other
agreement or resolution of
stockholders or disinterested
directors or otherwise.
              (f)	References in
this Article are to the Maryland
General Corporation Law and to the
Investment Company Act of 1940, as
from time to time amended.  No
amendment of these Bylaws shall
affect any right of any person
under this Article based on any
event, omission or proceeding prior
to the amendment.
              Article 5.3.	Insurance.
The Company may purchase and
maintain insurance on benefit of
any person who is or was a
director, officer, employee or
agent of the Company or who, while
a director, officer, employee or
agent of the Company, is or was
serving at the request of the
Company as a director, officer,
partner, trustee, employee or agent
of another foreign or domestic
corporation, partnership, joint
venture, trust, other enterprise or
employee benefit plan, against any
liability asserted against and
incurred by such person in any such
capacity or arising out of such
person's position; provided that no
insurance may be purchased by the
Company on behalf of any person
against any liability to the
Company or to its Stockholders to
which he would otherwise be subject
by reason of willful misfeasance,
bad faith, gross negligence or
reckless disregard of the duties
involved in the conduct of his
office.
              Article 5.4.	Checks.
All checks or demands for money and
notes of the Company shall be
signed by such officer or officers
or such other person or persons as
the Board of Directors may from
time to time designate.
              Article 5.5.	Fiscal
Year.  The fiscal year of the
Company shall be determined by
resolution of the Board of
Directors.
BYLAW-Six:	CERTIFICATES OF
STOCK.
              Article 6.1.	Certificate
s of Stock.  The interest of each
Stockholder of the Company shall be
evidenced by certificates for
shares of stock in such form as the
Board of Directors may from time to
time prescribe.  The certificates
shall be numbered and entered in
the books of the Company as they
are issued.  They shall exhibit the
holder's name and the number of
whole shares and no certificate
shall be valid unless it has been
signed by the President, Vice
President or Chairman and the
Treasurer or an Assistant Treasurer
or the Secretary or an Assistant
Secretary and bears the corporate
seal.  Such seal may be a
facsimile, engraved or printed.
Where any such certificate is
signed by a Transfer Agent or by a
Registrar, the signatures of any
such officer may be facsimile,
engraved or printed.  In case any
of the officers of the Company
whose manual or facsimile signature
appears on any stock certificate
delivered to a Transfer Agent of
the Company shall cease to be such
Officer prior to the issuance of
such certificate, the Transfer
Agent may nevertheless countersign
and deliver such certificate as
though the person signing the same
or whose facsimile signature
appears thereon had not ceased to
be such officer, unless written
instructions of the Company to the
contrary are delivered to the
Transfer Agent.
              Article 6.2.	Lost,
Stolen or Destroyed Certificates.
The Board of Directors, or the
President together with the
Treasurer or Secretary, may direct
a new certificate to be issued in
place of any certificate
theretofore issued by the Company,
alleged to have been lost, stolen
or destroyed, upon the making of an
affidavit of that fact by the
person claiming the certificate of
stock to be lost, stolen or
destroyed, or by his legal
representative.  When authorizing
such issue of a new certificate,
the Board of Directors, or the
President and Treasurer or
secretary, may, in its or their
discretion and as a condition
precedent to the issuance thereof,
require the owner of such lost,
stolen or destroyed certificate, or
his legal representative, to
advertise the same in such manner
as it or they shall require and/or
give the Company a bond in such sum
and with such surety or sureties as
it or they may direct as indemnity
against any claim that may be made
against the Company with respect to
the certificate alleged to have
been lost, stolen or destroyed for
such newly issued certificate.
              Article 6.3.	Transfer of
Stock.  Shares of the Company shall
be transferable on the books of the
Company by the holder thereof in
person or by his duly authorized
attorney or legal representative
upon surrender and cancellation of
a certificate or certificates for
the same number of shares of the
same class, duly endorsed or
accompanied by proper evidence of
succession, assignment or authority
to transfer, with such proof of the
authenticity of the signature as
the Company or its agents may
reasonably require.  The shares of
stock of the Company may be freely
transferred, and the Board of
Directors may, from time to time,
adopt rules and relations with
reference to the method of transfer
of the shares of stock of the
Company.
              Article 6.4.	Registered
Holder.  The Company shall be
entitled to treat the holder of
record of any share or shares of
stock as the holder in fact thereof
and, accordingly, shall not be
bound to recognize any equitable or
other claim to or interest in such
share or shares on the part of any
other person whether or not it
shall have express or other notice
thereof, except as expressly
provided by statute.
              Article 6.5.	Record
Date.  The Board of Directors may
fix a time not less than 10 nor
more than 90 days prior to the data
of any meeting of Stockholders or
prior to the last day on which the
consent or dissent of Stockholders
may be effectively expressed for
any purpose without a meeting, as
the time as of which Stockholders
entitled to notice of, and to vote
at, such a meeting or whose consent
or dissent is required or may be
expressed for any purpose, as the
case may be, shall be determined;
and all such persons who were
holders of record of voting stock
at such time, and no other, shall
be entitled to notice of, and to
vote at, such meeting or to express
their consent or dissent, as the
case may be.  If no record date has
been fixed, the record date for the
determination of Stockholders
entitled to notice of, or to vote
at, a meeting of Stockholders shall
be the later of the close of
business on the day on which notice
of the meeting is mailed or the
thirtieth day before the meeting,
or, if notice is waived by all
Stockholders, at the close of
business on the tenth day next
preceding the day on which the
meeting is held.  The Board of
Directors may also fix a time not
exceeding 90 days preceding the
date fixed for the payment of any
dividend or the making of any
distribution, or for the delivery
of evidences of rights, or
evidences of interests arising out
of any change, conversion or
exchange of capital stock, as a
record time for the determination
of the Stockholder entitled to
receive any such dividend,
distribution, rights or interests.
              Article 6.6.	Stock
Ledgers.  The stock ledgers of the
Company, containing the names and
addresses of the Stockholders and
the number of shares held by them
respectively, shall be kept at the
principal offices of the Company or
at the offices of the Transfer
Agent of the Company or at such
other location as may be authorized
by the Board of Directors from time
to time.
              Article 6.7.	Transfer
Agents and Registrars.  The Board
of Directors may from time to time
appoint or remove Transfer Agents
and/or Registrars of transfers (if
any) of shares of stock of the
Company, and it may appoint the
same person as both Transfer Agent
and Registrar.  Upon any such
appointment being made, all
certificates representing shares of
capital stock thereafter issued
shall be countersigned by one of
such Transfer Agents or by one of
such Registrars of transfers (if
any) or by both and shall not be
valid unless so countersigned.  If
the same person shall be both
Transfer Agent and Registrar, only
one countersignature by such person
shall be required.
BYLAW-Seven:	AMENDMENTS.
              Article 7.1.	General.
Except as provided in the next
succeeding sentence and is the
Articles of Incorporation, all
Bylaws of the Company, whether
adopted by the Board of Directors
or the Stockholders, shall be
subject to amendment, alteration or
repeal, and new Bylaws may be made,
by the affirmative vote of a
majority of either:  (a) the
holders of record of the
outstanding shares of stock of the
Company entitled to vote, at any
annual or special meeting, the
notice or waiver of notice of which
shall have specified or summarized
the proposed amendment, alteration,
repeal or new Bylaw; or (b) the
Directors, at any regular or
special meeting, the notice or
waiver of notice of which shall
have specified or summarized the
proposed amendment, alteration,
repeal or new Bylaw.  The
provisions of Articles 2.5, 3.2,
3.3, 7.1 and 8.1 of these Bylaws
shall be subject to amendment,
alteration or repeal by:  (i) the
affirmative vote of the holders of
record of 75% of the outstanding
shares of stock of the Company
entitled to vote, at any annual or
special meeting, the notice or
waiver of notice of which shall
have specified or summarized the
proposed amendment, alteration or
repeal or (ii) the Board of
Directors including the affirmative
vote of 75% of the Continuing
Directors (as such term is defined
in Article IX of the Company's
Articles of Incorporation), at any
regular or special meeting, the
notice or waiver of notice of which
shall have specified or summarized
the proposed amendment, alteration
or repeal.
BYLAW-Eight:	SPECIAL PROVISIONS.
              Article 8.1.	Actions
Relating to Discount in Price of
the Company's Shares.  In the event
that at any time after the second
anniversary of the initial public
offering of shares of the Company's
Common Stock such shares publicly
trade for a substantial period of
time at a substantial discount from
the Company's then current net
asset value per share, the Board of
Directors shall consider, at its
next regularly scheduled meeting,
taking various actions designed to
eliminate the discount.  The
actions considered by the Board of
Directors may include periodic
repurchases by the Company of its
shares of Common Stock or an
amendment to the Company's Articles
of Incorporation to make the
Company's Common Stock a
"redeemable security" (as such term
is defined in the Investment
Company Act of 1940), subject in
all events to compliance with all
applicable provisions of the
Company's Articles of
Incorporation, these Bylaws, the
Maryland General Corporation Law
and the Investment Company Act of
1940.
Dated:  December 24, 1992
Amended:  August 11, 2016


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